UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 21, 2011

PPG INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-1687	25-0730780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One PPG Place, Pittsburgh, Pennsylvania	15272
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (412) 434-3131

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2011 Annual Meeting of Shareholders (the “Annual Meeting”) of PPG Industries, Inc. (the “Company”) was held on April 21, 2011. At the Annual Meeting, the Company’s shareholders voted on the following matters:

1.	On the matter of the election of four directors to serve for the terms indicated in the proxy statement relating to the Annual Meeting, the vote was as follows:

Nominees	Votes For	Votes Withheld	Broker Non-Votes

Stephen F. Angel	107,227,956	5,903,205	17,897,343
Hugh Grant	112,420,389	710,772	17,897,343
Michele J. Hooper	110,980,393	2,150,768	17,897,343
Robert Mehrabian	110,256,800	2,874,361	17,897,343

The following directors did not stand for re-election at the Annual Meeting (the year in which each director’s term expires is indicated in parenthesis): Charles E. Bunch (2012), Robert Ripp (2012), Thomas J. Usher (2012), David R. Whitwam (2012), James G. Berges (2013), Victoria F. Haynes (2013) and Martin H. Richenhagen (2013).

2.	On the matter of the proposal to reapprove the performance goals under the PPG Industries, Inc. Omnibus Incentive Plan, the vote was as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

107,729,448	5,100,191	301,029	17,897,836

3.	On the matter of the proposal to approve the amendment and restatement of the PPG Industries, Inc. Omnibus Incentive Plan, the vote was as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

104,775,048	7,932,246	423,375	17,897,835

4.	On the matter of the proposal to approve the compensation of the Company’s named executive officers, the vote was as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

110,274,731	2,398,662	457,632	17,897,479

5.	On the matter of the proposal to recommend the frequency of future advisory votes on the compensation of the Company’s named executive officers, the vote was as follows:

One Year	Two Years	Three Years	Votes Abstained	Broker Non-Votes

99,942,301	587,142	12,319,340	282,007	17,897,714

6.	On the matter of the proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2011, the vote was as follows:

Votes For	Votes Against	Votes Abstained

129,463,024	1,394,755	170,725

There were no broker non-votes with respect to this matter.

7.	On the matter of the shareholder proposal requesting a report about the Company’s community environmental accountability, the vote was as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

5,509,160	79,619,106	28,000,733	17,899,505

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPG INDUSTRIES, INC.
(Registrant)

Date: April 25, 2011	/s/ Charles E. Bunch
Charles E. Bunch
Chairman and Chief Executive Officer